                                                                   Exhibit 10.19


                               AMENDMENT NO. 1 TO

                          REGISTRATION RIGHTS AGREEMENT

                  This Amendment No. 1 (the "AMENDMENT") to Registration Rights Agreement is entered into as of December 20, 2001, by and among American Residential Investment Trust, Inc., a Maryland corporation (the "COMPANY") and the Holders (the "HOLDERS"), as such term is defined in the Registration Rights Agreement (as defined below).

                                    RECITALS

                  WHEREAS, the Company and the Holders have previously entered into that certain Registration Rights Agreement dated as of February 11, 1997 (the "REGISTRATION RIGHTS AGREEMENT").

                  WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Company, Home Asset Management Corp., a Delaware corporation ("HAMCO") and MDC REIT Holdings, LLC, a Delaware limited liability company ("HOLDINGS") are entering into that certain Termination and Release Agreement (the "TERMINATION AND RELEASE AGREEMENT").

                  WHEREAS, in partial consideration for entering into the Termination and Release Agreement, the Parties now desire to enter into this Amendment.

                  NOW, THEREFORE, in consideration of the mutual representations, warranties, undertakings and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Registration Rights Agreement shall have the meaning assigned to such term in the Registration Rights Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and other similar references contained in the Registration Rights Agreement shall from and after the date of this Amendment refer to the Registration Rights Agreement as amended hereby.

         2. EFFECTIVENESS OF AMENDMENTS. Upon the closing of the transactions contemplated by the Termination and Release Agreement, this Amendment shall become effective and the Registration Rights Agreement shall be amended as provided herein as of such date.

         3. AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT. Upon the terms and subject to the conditions of this Amendment, the Registration Rights Agreement is hereby amended as follows:

                  (a) SECTION 1. The definition of "Crescent" in Section 1 of the Registration Rights Agreement is hereby amended to add "TCW/Crescent Mezzanine Trust, a Delaware

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statutory business trust," following "TCW Shared Opportunity Fund II, L.P., a
Delaware limited partnership."

                  (b)      SECTION 1. A new definition is hereby added to
Section 1 of the Registration Rights Agreement, as follows:

                           "HAMCO" shall mean Home Asset Management Corp., a Delaware corporation, and such Persons to whom HAMCO sells, pledges, grants a security interest in, transfers, gives, assigns, devises or otherwise disposes of Common Stock or Registrable Securities.

                  (c) SECTION 1. The definition of "Holdings" in Section 1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           "HOLDINGS" shall mean MDC REIT Holdings, LLC, a Delaware limited liability company, and such Persons to whom Holdings sells, pledges, grants a security interest in, transfers, gives, assigns, devises or otherwise disposes of Common Stock or Registrable Securities.

                  (d)      SECTION 1. A new definition is hereby added to
Section 1 of the Registration Rights Agreement, as follows:

                           "HOLDINGS INITIATING HOLDERS" shall mean, with respect to any registration requested by HAMCO, Holdings, any Holder or Holders of a majority of the then outstanding Registrable Securities held by HAMCO or Holdings.

                  (e)      SECTION 1. The definition of "Initiating Holder" in
Section 1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           "INITIATING HOLDER" shall mean any of the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the L/C Initiating Holders and the Holdings Initiating Holders.

                  (f) SECTION 1. Clauses (ii) through (iv) of the definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (ii) owned by Holdings or HAMCO, (iii) acquired by members of Holdings or holders of the capital stock of HAMCO upon a distribution, transfer or other disposition by Holdings or HAMCO to either of their respective members or stockholders, (iv) acquired by holders of Notes (or the Collateral Agent acting for their benefit) in connection with a foreclosure upon such Common Stock under the Pledge Agreement or other transfer, assignment, disposition or devise of such Common Stock in connection with any transaction involving or relating to the Notes or

                  (g) SECTION 2.1. The first paragraph of Section 2.1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           2.1 REQUESTED REGISTRATION. If the Company receives from either the Crescent Initiating Holders, the MDC Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders a written request that the Company effect a registration under the Securities Act, or (y) following the foreclosure by the Collateral Agent or Crescent under the Pledge Agreement, the Company receives from the Collateral Agent, the Crescent Initiating Holders, or the Holdings Initiating Holders a written request that the Company effect a registration under the Securities Act, the Company will:

                  (h) SECTION 2.1(b). The first paragraph of Section 2.1(b) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (b) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that (x) the MDC Initiating Holders, the Crescent Initiating Holders and the Holdings Initiating Holders are each entitled to two registrations pursuant to this Section 2.1, no more than one of which may be effected in any given 12-month period; (y) the Series A Initiating Holders and the L/C Initiating Holders are each entitled to only one registration pursuant to this Section 2.1; and (z) the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 2.1:

                  (i) SECTION 2.1(b)(iii). Section 2.1(b)(iii) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (iii) With respect to the MDC Initiating Holders, after the Company has effected two registrations on behalf of the MDC Initiating Holders requesting registration pursuant to this Section 2.1

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                           and such registrations have been declared effective;
                           with respect to the Crescent Initiating Holders, after the Company has effected two registrations on behalf of the Crescent Initiating Holders requesting registrations pursuant to Section 2.1 and such registrations have been declared effective (subject to paragraph (f)); with respect to the Holdings Initiating Holders, after the Company has effected two registrations on behalf of the Holdings Initiating Holders requesting registrations pursuant to Section 2.1 and such registrations have been declared effective (subject to paragraph (f)); with respect to the Series A Initiating Holders, after the Company has effected one registration on behalf of the Series A Initiating Holders requesting registration pursuant to Section 2.1 and such registration has been declared effective (subject to paragraph (f)) and, with respect to the L/C Initiating Holders, after the Company has effected one registration on behalf of the L/C Initiating Holders requesting registration pursuant to Section
                           2.1 and such registration has been declared effective (subject to paragraph (f)); or

                  (j) SECTION 2.1(b)(iv). Section 2.1(b)(iv) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (iv) Unless the Holder or Holders requesting registration (together with any other Holders who may participate in such registration ) propose to dispose of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000.

                  (k) SECTION 2.1(b). The last paragraph of Section 2.1(b) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           Subject to the foregoing clauses (i) through (iv) and to Section 2.1(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, and in no event later than 90 days after receipt of such request.

                  (l) SECTION 2.1(c). The first paragraph of Section 2.1(c) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (c) UNDERWRITING. If the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in
                           Section 2.1(a). The right of each Holder to registration pursuant to Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's

                           Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

                  (m) SECTION 2.1(c). The second paragraph of Section 2.1(c) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, as the case may be; however, such selection shall be subject to the approval of the Company, in its sole and absolute discretion. Notwithstanding any other provision of this Section 4.1, if the Company and the underwriter or underwriters determine that marketing factors require the number of shares to be underwritten to be reduced and so advise the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, as the case may be, in writing, then the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, as the case may be, shall so advise all Holders who have initiated to the Company that they intend to participate in such underwriting and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

                  (n) SECTION 2.1(c)(i). Section 2.1(c)(i) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (i) Registrable Securities held by any person who is not an MDC Holder, in the case of a registration requested by the MDC Initiating Holders, who is not Crescent, in the case of a registration requested by the Crescent Initiating Holders, who is not a Series A Holder, in the case of a registration requested by the Series A Initiating Holders, who is not Holdings or HAMCO, in the case of a registration requested by the Holdings Initiating Holders, or who is not a L/C Holder, in the case of a registration requested by the L/C Initiating Holders, shall first be excluded on a pro rata basis on the basis of the number of Registrable Securities requested to be included by such Holders;

                  (o) SECTION 2.1(c)(ii). Section 2.1(c)(ii) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (ii) if further reductions are required, Registered Securities held by the MDC Holders in the case of a registration requested by the MDC Initiating Holders or held by Crescent in the case of a registration requested by Crescent or held by the Series A Holders in the case of a registration requested by the Series A Initiating Holders or held by Holdings or HAMCO in the case of a registration requested by the Holdings Initiating Holders or held by the L/C Holders in the case of a registration requested by the L/C Initiating Holders shall be excluded in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included by such Holders.

                  (p) SECTION 2.1(c)(ii). The first paragraph after Section 2.1(c)(ii) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           In the event any Non-MDC Holder is excluded as a result of the foregoing provisions from a registration (other than a registration requested by the Crescent Initiating Holders or the Holdings Initiating Holders), then such Non-MDC Holder shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters' over-allotment option. Notwithstanding the preceding sentence, if the number of shares includable by the MDC Holders is reduced in a registration requested by the MDC Initiating Holders, then the maximum participation by Non-MDC Holders in the underwriters' over-allotment option shall be limited to the number of shares that such Holders would have been able to sell if the reduction was pro rata among all Holders of Registrable Securities having the right to participate in such registration, regardless of the reduction provisions of clause (i) above.

                  (q)      SECTION 2.1(c)(ii). The second paragraph after
Section 2.1(c)(ii) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           Except as provided in the last sentence of this paragraph, no Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, as the case may be. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

                  (r) SECTION 2.1(d). Section 2.1(d) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (d) DELAY OF REGISTRATION. If the Company shall furnish to the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders a certificate signed by the President of the Company stating that, in the good faith discretion of the Board of Directors of the Company, it would not be in the best interest of the Company for such registration statement to be filed on or before the date filing would be required then the Company may defer the filing of the registration statement for a period or periods not in excess of an aggregate of 90 days, such right to delay a request to be exercised by the Company not more than once in any calendar year.

                  (s) SECTION 2.1(f). Section 2.1(f) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           (f) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided, however, that if such registration statement does not become effective after the Company has filed it solely by reason of the refusal to proceed by the Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the Holdings Initiating Holders or the L/C Initiating Holders, as the case may be, shall have elected to pay all Registration Expenses referred to in Section 2.4 hereof in connection with such registration, (ii) if, after the registration statement that relates to such registration has become effective, such registration statement becomes subject to any stop order, injunction or any order or requirement of the Commission or other governmental agency or court for any reason and such order, injunction or requirement is not promptly withdrawn or lifted, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Holders.

                  (t) SECTION 2.2. The first paragraph of Section 2.2 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           2.2 FORM S-3. After the Company has qualified for the use of Form S-3, the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the L/C Initiating Holders and the Holdings Initiating Holders each shall have the right to registrations on Form S-3 (but not more than one registration in any twelve (12) month period shall be requested by each of the MDC Initiating Holders, the Crescent Initiating Holders, the Series A Initiating Holders, the L/C Initiating Holders, or the Holdings Initiating Holders, as the case may be) under this
                           Section 2.2 (requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders); provided, however, that the Company shall not be required to effect a registration pursuant to this Section 2.2 unless (a) the Holder or Holders requesting registration propose to dispose of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000 and (b) such Holder or Holders are not entitled to sell all of their shares within a three-month period under Rule 144 under the Securities Act.

                  (u) SECTION 2.4. Section 2.4 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           2.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with one registration per year pursuant to Section 2.1 requested by the MDC Initiating Holders, one registration per year requested by the Crescent Initiating Holders, one registration per year requested by the Holdings Initiating Holders, one registration requested by the Series A Initiating Holders and one registration requested by the L/C Initiating Holders and all Registration Expenses incurred in connection with a registration pursuant to Section 2.2 or Section 2.3, including the reasonable fees and expenses of one counsel for the selling Holders collectively, shall be borne by the Company; and all Selling Expenses shall be borne by the Holders of the Registrable Securities so registered pro-rata on the basis of the number of shares so registered.

                  (v) SECTION 3.11. Section 3.11 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

                           TERMINATION. The provisions of this Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of the Amendment or (b) as to any Holder, at such time as the Holder is able to sell all its remaining Registrable Securities (including any securities that may become Registrable Securities upon acquisition by any of the Holders pursuant to distribution by Holdings to its members or a foreclosure by the holders of

                           Notes, or the Collateral Agent acting for their benefit, under the Pledge Agreement) in accordance with Rule 144 during a 90-day period.

         4. INCORPORATION OF TERMS. This Amendment shall be governed by and construed in accordance with Section 3.10 of the Registration Rights Agreement.

         5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

         6. STATUS OF REGISTRATION RIGHTS AGREEMENT. Except as amended by this Amendment, the Registration Rights Agreement remains in full force and effect. Whenever reference is made to the Registration Rights Agreement in any certificate, letter, notice or other instrument or communication dated after the date of this Amendment, such reference shall be interpreted as being a reference to the Registration Rights Agreement as amended by this Amendment.


                                      * * *

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Registration Rights Agreement as of the date first set forth above.

                                    COMPANY:

                                    AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.


                                    By:     /s/ John M. Robbins
                                           -------------------------------------
                                    Name:  John M. Robbins
                                    Title: Chief Executive Officer

                                   HOLDERS:


                                   MCCOWN DE LEEUW & CO. II, L.P.

                                   By:      MDC Management Company II, L.P.
                                            its General Partner

                                   By:        /s/ George E. McCown
                                             -----------------------------------
                                   Name:     George E. McCown
                                   Title:    General Partner


                                   MCCOWN DE LEEUW ASSOCIATES, L.P.

                                   By:      MDC Management Company II, L.P.
                                            its General Partner

                                   By:        /s/ George E. McCown
                                             -----------------------------------
                                   Name:     George E. McCown
                                   Title:    General Partner


                                   MCCOWN DE LEEUW & CO. OFFSHORE (EUROPE), L.P.

                                   By:      MDC Management Company IIE, L.P.
                                            its General Partner

                                   By:        /s/ George E. McCown
                                             -----------------------------------
                                   Name:     George E. McCown
                                   Title:    General Partner


         [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION
                                RIGHTS AGREEMENT]

                                   MCCOWN DE LEEUW & CO. OFFSHORE (ASIA), L.P.

                                   By:       MDC Management Company IIA, L.P.
                                             its General Partner

                                   By:        /s/ George E. McCown
                                             -----------------------------------
                                   Name:     George E. McCown
                                   Title:    General Partner


                                   ERNEST J. GALLO 1991 FAMILY TRUST


                                   By:        /s/ Joseph E. Gallo
                                             -----------------------------------
                                   Name:     Joseph E. Gallo
                                   Title:    Trustee


                                   JOSEPH C. GALLO 1994 FAMILY TRUST


                                   By:        /s/ Joseph E. Gallo
                                             -----------------------------------
                                   Name:     Joseph E. Gallo
                                   Title:    Trustee


                                   STEPHANIE A. GALLO 1990 FAMILY TRUST


                                   By:        /s/ Joseph E. Gallo
                                             -----------------------------------
                                   Name:     Joseph E. Gallo
                                   Title:    Trustee


                                   PK PARTNERS


                                   By:        /s/ Peter E. Haas, Jr.
                                             -----------------------------------
                                   Name:     Peter E. Haas, Jr.
                                   Title:    Managing General Partner


         [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION
                                RIGHTS AGREEMENT]

                                   JOSEPHINE B. HAAS REVOCABLE TRUST


                                   By:        /s/ Josephine B. Haas
                                             -----------------------------------
                                   Name:     Josephine B. Haas
                                   Title:    Trustee


                                   KELLER 1991 TRUST


                                   By:        /s/ George M. Keller
                                             -----------------------------------
                                   Name:     George M. Keller
                                   Title:    Trustee


                                   LILLARD PARTNERS


                                   By:
                                             -----------------------------------
                                   Name:     John S. Lillard
                                   Title:    Managing Partner


                                   PLF PARTNERS


                                   By:
                                             -----------------------------------
                                   Name:     W. Parlin Lillard Jr.
                                   Title:    General Partner


                                   SAW ISLAND PARTNERS


                                   By:        /s/ R. Bruce Mosbacher
                                             -----------------------------------
                                   Name:     R. Bruce Mosbacher
                                   Title:    General Partner


                                   ---------------------------------------------
                                   Martin Anderson


                                         /s/ Jay Fuller
                                   ---------------------------------------------
                                   Jay Fuller


         [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION
                                RIGHTS AGREEMENT]

                                         /s/ John Robbins
                                   ---------------------------------------------
                                   John Robbins



                                   ---------------------------------------------
                                   Mark Conger



                                   ---------------------------------------------
                                   Rollie Lynn


                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By:      TCW Asset Management Company,
                                            its Investment Advisor

                                   By:        /s/ John C. Rocchio
                                            ------------------------------------
                                   Name:    John C. Rocchio
                                   Title:   Managing Director

                                   By:        /s/ Darryl L. Schall
                                            ------------------------------------
                                   Name:    Darryl L. Schall
                                   Title:   Managing Director


                                   TCW/CRESCENT MEZZANINE
                                   INVESTMENT PARTNERS, L.P.,
                                   TCW/CRESCENT MEZZANINE PARTNERS, L.P.,
                                   TCW/CRESCENT MEZZANINE TRUST

                                   By:      TCW/Crescent Mezzanine, L.L.C., its
                                            Investment Manager

                                   By:        /s/ John C. Rocchio
                                            ------------------------------------
                                   Name:    John C. Rocchio
                                   Title:   Managing Director


         [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION
                                RIGHTS AGREEMENT]
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                                   TCW SHARED OPPORTUNITY FUND II, L.P.

                                   By:      TCW INVESTMENT MANAGEMENT COMPANY,
                                            its Investment Manager

                                   By:        /s/ John C. Rocchio
                                            ------------------------------------
                                   Name:    John C. Rocchio
                                   Title:   Managing Director

                                   By:        /s/ Darryl L. Schall
                                            ------------------------------------
                                   Name:    Darryl L. Schall
                                   Title:   Managing Director


                                   MDC REIT HOLDINGS, LLC

                                   By:      HOME ASSET MANAGEMENT CORP., its
                                            managing member

                                   By:        /s/ George E. McCown
                                            ------------------------------------
                                   Name:      George E. McCown
                                            ------------------------------------
                                   Title:     Chairman and President
                                            ------------------------------------


                                   HOME ASSET MANAGEMENT CORP.


                                   By:        /s/ George E. McCown
                                            ------------------------------------
                                   Name:      George E. McCown
                                            ------------------------------------
                                   Title:     Chairman and President
                                            ------------------------------------


         [COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION
                                RIGHTS AGREEMENT]